EXHIBIT 10.1

REGISTRATION RIGHTS AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into effective as of the 1st day of August, 2005, by and between Petro Resources Corporation, a Delaware corporation (the “Company”), and the subscribers of the Company’s securities pursuant to the Confidential Private Placement Memorandum dated August 1, 2005 (the “Holder”).

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Holder hereby agree as follows.

1.	Definitions.

As used in this Agreement, the following terms, not previously defined, will have the meanings as set forth herein:

1.1 “Commission” means the United States Securities and Exchange Commission, and any successor thereto.

1.2 “Common Stock” means the Company’s Common Stock, $.01 par value.

1.3 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

1.4 “Person” means an individual, partnership, limited partnership, corporation, business trust, limited liability company, an association, joint stock company, a trust, unincorporated organization, joint venture or other entity of whatever nature.

1.5 “Registrable Common” means any shares of Common Stock issued to the Holder or issuable to the Holder upon the exercise of the warrants issued pursuant to a Subscription Agreement between the Company and the Holder, including any shares of Common Stock issued as a dividend, stock split, reclassification, recapitalization or other distribution with respect to or in exchange for replacement of the preceding; provided, however, that Registrable Common will not include any shares, the sale of which has been registered pursuant to the Securities Act or which have been or could be sold to the public pursuant to Rule 144 promulgated by the Commission under the Securities Act without restriction under the volume limitations of Rule 144.

1.6 “Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such Registration Statement.

1.7 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

1.8 “Subscription Agreement” means the Subscription Agreement and Letter of Investment Intent executed by the Holder for the purchase of shares of Common Stock and warrants to purchase Common Stock in the private placement offering (the “Offering”) pursuant to the Company’s Private Placement Memorandum, dated August 1, 2005.

2.	Registration Rights.

2.1. Subject to the limitations and requirements set forth in this Section 2, the Company will use commercially reasonable efforts to prepare and file, by March 15, 2006, a registration statement under the Securities Act, on the appropriate form covering resale of the Registrable Common, and will use commercially reasonable efforts to cause such registration statement to become effective as soon as is practicable after such filing.

2.2. The Company will not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company already is subject to service in such jurisdiction and except as may be required by the Securities Act.

2.3. If the Company furnishes to such Holder(s) a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed at such time, then the Company will have the right to defer such filing for a period ending not later than thirty (30) days from the latest filing date of such offering as required herein.

3. Registration Procedures. When the Company is required by the terms of this Agreement to effect the registration of Registrable Common under the Securities Act, the Company will:

3.1. Filing. Prepare and file with the Commission a registration statement with respect to such securities, and use commercially reasonable efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, but not to exceed the lesser of (i) one year following the final closing of the offering or (ii) until the distribution described in the registration statement has been completed.

3.2. Period of Effectiveness. Prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the period described in Section 3.1.

3.3. Copies. Furnish to the Holders participating in such registration and, if applicable, to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

3.4. Blue Sky. Use its commercially reasonable efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holder may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company will not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation or subject itself to taxation in any jurisdiction wherein it is not so qualified or taxed.

3.5. Notification. Notify the Holders participating in such registration, promptly after it receives notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

3.6. Amendment Notice. Notify the Holders participating in such registration promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information.

3.7. Update. Prepare and promptly file with the Commission and promptly notify the Holders participating in such registration of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

3.8. Stop Orders. Advise the Holders participating in such registration, promptly after it receives notice or obtains knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

4. Expenses. With respect to the registration requested pursuant to Section 2 hereof (except as otherwise provided in such Section) and with respect to each inclusion of Registrable Common in a registration statement pursuant to Section 2 hereof (except as otherwise provided in such Section), the Company will bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal Company expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering. Fees and disbursements of counsel and accountants for the selling security Holders, underwriting discounts and commissions and transfer taxes relating to the shares included in the offering by the selling security Holders, and any other expenses incurred by the selling security Holders not expressly included above, will be borne by the selling security Holders.

5.	Indemnification.

5.1. Indemnification by Company. To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder which has Registrable Common included in a registration statement pursuant to the provisions hereof, its directors and officers, and any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such Holder and each such underwriter and controlling Person with respect to, any and all loss, damage and liability (collectively, “Losses”) to which such Holder or any such underwriter or controlling Person may become subject under the Securities Act, state securities laws or otherwise, and the Company will pay to each such Holder, underwriter or controlling person any legal or other costs or expenses reasonably incurred by such person in connection with investigating or defending any such Loss, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling Person in writing specifically for use in the preparation thereof; provided, however, that the indemnity agreement in this Section 5.1 will not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company, which consent will not be unreasonably withheld, and that the foregoing indemnity obligation with respect to any preliminary prospectus or final prospectus (if such final prospectus has been amended or supplemented and such amendments or supplements have been furnished to such Holder prior to the written confirmation of the sale involved) will not inure to the benefit of any Holder on account of any Loss whatsoever arising from the sale of any Registrable Common by such Holder to any person if (A) a copy of the final prospectus (as amended or supplemented if such amendments or supplements have been furnished to such Holder prior to the written confirmation of the sale involved) has not been sent or given by or on behalf of such Holder to such person, if required by law, with or prior to the written confirmation of the sale involved, and (B) the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus or final prospectus from which such Loss arose was corrected in the final prospectus (as amended or supplemented if such amendments or supplements thereto have been furnished as aforesaid).

5.2. Indemnification by Holder. Each Holder which has Registrable Common included in a registration statement pursuant to the provisions hereof will severally, but not jointly, indemnify and hold harmless the Company, its directors and officers, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Holder selling securities pursuant to such registration statement, any controlling Person of any such selling Holder, any underwriter and any controlling Person of any such underwriter (each, an “Indemnitee”) from and against, and will reimburse any Indemnitee with respect to, any and all Losses to which such Indemnitee may become subject under the Securities Act, state securities laws or otherwise, and such Holder will pay to each Indemnitee, any legal or other costs or expenses reasonably incurred by such person in connection with investigating or defending any such Loss, insofar as such Losses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by such Holder specifically for use in the preparation thereof; provided, however, that the indemnity agreement in this Section 5.2 will not apply to amounts paid in settlement of any such Loss if such settlement is effected without, and that hat the foregoing indemnity obligation with respect to any preliminary prospectus or final prospectus (if such final prospectus has been amended or supplemented and such amendments or supplements have been furnished to such Indemnitee prior to the written confirmation of the sale involved) will not inure to the benefit of any Indemnitee on account of any Loss whatsoever arising from the sale of any Registrable Common by the Holder to any person if (A) a copy of the final prospectus (as amended or supplemented if such amendments or supplements have been furnished to such Indemnitee prior to the written confirmation of the sale involved) has not been sent or given by or on behalf of such Indemnitee to such person, if required by law, with or prior to the written confirmation of the sale involved, and (B) the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus or final prospectus from which such Loss arose was corrected in the final prospectus (as amended or supplemented if such amendments or supplements thereto have been furnished as aforesaid); provided further, however, that the obligations of each Holder under this Section 5.2 will be limited to an amount equal to the net proceeds to such Holder from the sale of Registrable Common as contemplated herein, unless such claim, loss, damage, liability or action resulted from such Holder’s fraudulent misconduct.

5.3. Indemnification Procedures. Promptly after receipt by a party entitled to indemnification pursuant to this Section (each, an “Indemnified Party”) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such Indemnified Party will, if a claim is to be made against the party obligated to provide indemnification pursuant to this section (each, an “Indemnifying Party”), promptly notify the Indemnifying Party of the commencement thereof; but the omission to provide such notice will not relieve the Indemnifying Party from any liability hereunder, except to the extent that the delay in giving, or failing to give, such notice has a material adverse effect upon the ability of the Indemnifying Party to defend against the claim. In case such action is brought against an Indemnified Party, the Indemnifying Party will have the right to participate in and, at the Indemnifying Party’s option, to assume the defense thereof, singly or jointly with any other Indemnifying Party similarly notified, with counsel or reasonably satisfactory to the Indemnified Party; provided, however, that if the defendants in any action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party reasonably concludes that there may be legal defenses available to any Indemnified Parties that are different from or additional to those available to the Indemnifying Party, or if there is a conflict of interest which would prevent counsel for the Indemnifying Party from also representing the Indemnified Party, the Indemnified Party will have the right to select counsel to participate in the defense of such action on behalf of such Indemnified Party at the expense of the Indemnifying Party; provided further, however, that the Indemnifying Party will be responsible for the expenses of only one such special counsel (and one local counsel if necessary for jurisdictional purposes) selected jointly by the Indemnified Parties if there is more than one Indemnified Party. After notice from an Indemnifying Party to any Indemnified Party of such Indemnifying Party’s election to assume the defense or the action, the Indemnifying Party will not be liable to such Indemnified Party pursuant to this Section 5 for any legal or other expense subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) the Indemnified Party has employed counsel in accordance with the proviso of the preceding sentence, or (ii) the Indemnifying Party has not employed counsel satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after the notice of the commencement of the action, or (iii) the Indemnifying Party has authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party.

6. Cooperation. Any Holder whose Registrable Common are to be included in a Registration Statement either filed pursuant to a demand or as part of a Company registration agrees to cooperate with all reasonable requests by the Company necessary to effectuate the purposes of this Agreement, including by timely providing the Company with all information necessary to prepare and file a registration statement.

7.	Miscellaneous.

7.1. Waivers, Amendments and Approvals. In each case in which the approval of the Holder is required by the terms of this Agreement, such requirement will be satisfied by a vote or the written action of Holders of at least a majority of the Registrable Common held by all the Holders, unless a higher percentage is specifically required by the terms of this Agreement. Any term or provision of this Agreement requiring performance by or binding upon the Company or the Holders may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing signed by the Company and the Holders of at least a majority of the Registrable Common held by all the Holders. Any amendment or waiver effected in accordance with this Section will be binding upon all of the Holders (including permitted assigns pursuant to Section 7.4 hereof). The waiver by a party of any breach hereof or default in payment of any amount due hereunder or default in the performance hereof will not be deemed to constitute a waiver of any other default or succeeding breach or default. Written notice of any such waiver, consent or agreement of amendment, modification or supplement will be given to the record Holder of Registrable Common who did not give written consent thereto.

7.2. Notices. All notices, requests, consents and other communications required or permitted hereunder will be in writing and will be delivered either by (i) personal delivery, (ii) registered or certified airmail, postage prepaid or (iii) facsimile, as follows:

7.2.1. to a Holder, addressed to such Holder at the address(es) set forth on Schedule A.

7.2.2. to the Company, to:

Petro Resources Corporation
5100 Westheimer, Suite 200
Houston, TX 77056
Attention: Wayne P. Hall
Fax: (713) 968-9283

and such notices and other communications will for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

7.3. Entire Agreement. This Agreement, the schedules hereto, the documents referenced herein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

7.4. Other Remedies. Any and all remedies herein expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

7.5. Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party under this Agreement will impair any such right, power or remedy of such party nor will it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or of a similar breach of default thereafter occurring; nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under the Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement must be in writing and will be effective only to the extent specifically set forth in such writing.

7.6. Governing Law. This Agreement will be governed by and construed under the laws of the State of Texas, without regard to the conflict of laws principles thereof.

7.7. Counterparts. This Agreement may be executed concurrently (including facsimile signatures) in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

7.8. Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, will be given effect separately from the provision or provisions determined to be illegal or unenforceable and will not be affected thereby.

IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first written above.

PETRO RESOURCES CORPORATION

By: /s/ Wayne P. Hall
      Wayne P. Hall, Chief Executive Officer

Schedule A
to Registration Rights Agreement

Name and Address of Investor	Number of Shares Purchased	Number of Warrant Shares